POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Uma N. Aggarwal and Barry F. Baker as his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K of Allied Healthcare Products, Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite as fully to all intents and purposes as he might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                       /s/ Donald E. Nickelson
                                       ____________________________________

                                       Donald E. Nickelson


Date:  August 15, 1997

                              POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Uma N. Aggarwal and Barry F. Baker as his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K of Allied Healthcare Products, Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite as fully to all intents and purposes as he might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                       /s/ David A. Gee
                                       ____________________________________
                                       David A. Gee



Date:  August 4, 1997

                              POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Uma N. Aggarwal and Barry F. Baker as his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K of Allied Healthcare Products, Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite as fully to all intents and purposes as he might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                       /s/ Samuel A. Hamacher
                                       ____________________________________
                                       Samuel A. Hamacher



Date: August 7, 1997

                              POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Uma N. Aggarwal and Barry F. Baker as his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K of Allied Healthcare Products, Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite as fully to all intents and purposes as he might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                       /s/ James C. Janning
                                       ____________________________________
                                       James C. Janning



Date:  August 7, 1997

                              POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Uma N. Aggarwal and Barry F. Baker as his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K of Allied Healthcare Products, Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite as fully to all intents and purposes as he might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                       /s/ Dennis W. Sheehan
                                       ____________________________________
                                       Dennis W. Sheehan



Date:  August 4, 1997

                              POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Uma N. Aggarwal and Barry F. Baker as his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K of Allied Healthcare Products, Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite as fully to all intents and purposes as he might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                       /s/ Robert E. Lefton
                                       ____________________________________
                                       Robert E. Lefton



Date:  August 6, 1997

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Uma N. Aggarwal and Barry F. Baker as his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K of Allied Healthcare Products, Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite as fully to all intents and purposes as he might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                        /s/ William A. Peck
                                       ____________________________________
                                       William A. Peck


Date:  August 2, 1997

                              POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Uma N. Aggarwal and Barry F. Baker as his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K of Allied Healthcare Products, Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite as fully to all intents and purposes as he might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                       /s/ Uma N. Aggarwal
                                       ___________________________________
                                       Uma N. Aggarwal




Date:  August 19, 1997

                              POWER OF ATTORNEY




     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Uma N. Aggarwal and Barry F. Baker as his true and lawful attorney-in-fact and agent, each with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1997 Annual Report on Form 10-K of Allied Healthcare Products, Inc., and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite as fully to all intents and purposes as he might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                        /s/ John D. Weil
                                       ___________________________________
                                       John D. Weil





Date:  September 25, 1997